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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported)
                                 July 26, 1999

                             ACE Securities Corp.
            (Exact Name of Registrant as Specified in its Charter)

          Delaware                   333-56213                 56-2088493
(State or Other Jurisdiction        (Commission            (I.R.S. Employer
       Of Incorporation)            File Number)           Identification No.)

   6525 Morrison Boulevard, Suite 318
          Charlotte, North Carolina                              28211
(Address of Principal Executive Offices)                       (Zip Code)

      Registrant's telephone number, including area code: (704) 365-0569

                                   No Change
         (Former Name or Former Address, if Changed Since Last Report)



         Item 5.  Other Events.

                  Filed concurrently herewith under Form SE are certain materials (the "Collateral Term Sheet") furnished to the Registrant by Deutsche Bank Securities Inc. (the "Underwriter") in respect of ACE Securities Corp. Home Loan Trust 1999-A Asset Backed Notes (the "Notes"). If the Notes are publicly offered, they will be offered pursuant to a prospectus, as supplemented by a related prospectus supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the "Act"), subsequent to the filing of this Current Report. The Notes, if issued and publicly offered, would be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. 333-56213) (the "Registration Statement"). The Registrant hereby incorporates the Collateral Term Sheet by reference in the Registration Statement solely with respect to the Notes, subject to the issuance and public offering of the Notes.

                  The Collateral Term Sheet was prepared solely by the Underwriter, and the Registrant did not prepare or participate (other than providing the background information concerning the underlying pool of assets upon which the Collateral Term Sheet is based to the Underwriter) in the preparation of the Collateral Term Sheet.

                  Any statement or information contained in the Collateral Term Sheet shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in any subsequently filed Collateral Term Sheets with respect to the Notes, and the statements and information contained in all such Collateral Term Sheets shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by the Prospectus.

Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits.

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits:

                  99.2              Collateral Term Sheet filed on Form SE
                                    dated July 26, 1999.



                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      ACE SECURITIES CORP.

                                      By:  /s/ Elizabeth Eldridge
                                         ---------------------------------
                                            Name:  Elizabeth Eldridge
                                            Title:  Vice President

Dated:  July 28, 1999



                                 EXHIBIT INDEX

Exhibit No.               Description                               Page No.

99.2                      Collateral Term Sheet                          P



                    EXHIBIT 99.2 COLLATERAL TERM SHEET (P)

                     [To be filed on Form SE pursuant to a

                        continuing hardship exemption]